UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2011
PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland(Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware(Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of Incorporation)		No.)

Pier 1, Bay 1, San Francisco, CA	94111

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (415) 394-9000
AMB Property Corporation
AMB Property, L.P.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On June 6, 2011, Prologis, Inc., Prologis, L.P.’s general partner, disclosed materials that it intends to use in connection with its meetings conducted at a conference sponsored by the National Association of Real Estate Investment Trusts. A copy of the materials is attached as an exhibit hereto. This section and the attached exhibit are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(d)
99.1	National Association of Real Estate Investment Trust presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.
Date: June 6, 2011	By:	/s/ Michael T. Blair
		Name:	Michael T. Blair
		Title:	Managing Director

PROLOGIS, L.P.
	By:	PROLOGIS, INC., its general partner

Date: June 6, 2011	By:	/s/ Michael T. Blair
		Name:	Michael T. Blair
		Title:	Managing Director